Exhibit 10.2
Seventeenth Amendment to Loan and Security Agreement

Borrower:
(1) Cardlytics, Inc., a Delaware corporation (“Parent”)
(2) Dosh Holdings LLC (formerly known as BSpears Merger Sub II, LLC), an Ohio limited liability company
(3) AFIN Intermediate Holdings, Inc. a Delaware corporation
(4) AFIN Holdings Inc., a Delaware corporation
(5) HSP EPI Acquisition, LLC, a Delaware limited liability company

Date:	July 30, 2024

    This SEVENTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into among, the borrowers named above (each and collectively, the “Borrower”), the lenders from time to time party to the Loan Agreement (“Lenders”) and Banc of California, a California state-chartered bank (formerly known as Pacific Western Bank) in its capacity as administrative and collateral agent for the Lenders (“Agent”).
Agent, Lenders and Borrower agree to amend the Loan and Security Agreement between them, dated May 21, 2018 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof except as otherwise provided below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)
1.Modified Definition of Eligible UK Accounts. The definition of “Eligible UK Accounts” set forth in Section 8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Eligible UK Accounts” means Accounts which meet all of the requirements of “Eligible Borrower Accounts”, except for the fact that (i) they arise in the ordinary course of the UK Sub’s business, (ii) they are owing to the UK Sub, (ii) they are owing from an Account Debtor located outside the United States, and (iv) they are owing in British Pounds (“Minimum UK Eligibility Requirements; provided that Eligible UK Accounts may not constitute more than 30% of the total of Eligible Borrower Accounts and Eligible UK Accounts. Agent may, from time to time, in its Good Faith Business Judgment, revise the Minimum UK Eligibility Requirements, upon 30 days prior written notice to Borrower.
2.Added Definition of Seventeenth Amendment. The definition of “Seventeenth Amendment” is hereby added to Section 8 of the Loan Agreement, in alphabetical order, and shall read as follows:
“Seventeenth Amendment” means that Seventeenth Amendment to Loan and Security Agreement, dated as of July 31, 2024 by and between Borrower, Agent and Lenders.
3.Modified Borrowing Base Advance Rate. Section 1(a)(1)(b) of the Schedule to Loan and Security Agreement that currently reads as follows:
(b)    75% (an “Advance Rate”) of the amount of Borrower’s Eligible Accounts (as defined in Section 8 above).
     Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2
is hereby amended and restated in its entirety to read as follows:
(b)    the sum of the following:
    (i)     85% (an “EBA Advance Rate”) of the amount of Eligible Borrower Accounts (as defined in Section 8 of the Loan Agreement).
    (ii)    30% (an “UK Advance Rate” and together with the EBA Advance Rate, the “Advance Rate”) of the amount of Eligible UK Accounts (as defined in Section 8 of the Loan Agreement).
4.Modified Borrowing Base to Add Convertible Note Reserves. A new subclause (3) is hereby added to Section 1(a) of the Schedule to Loan and Security Agreement which shall immediately follow Section 1(a)(2) of the Schedule to Loan and Security Agreement and shall read as follows:
(3)    2020 Convertible Note Reserves. In addition to any other Reserves imposed by Agent, during the 2020 Convertible Note Reserve Period, the Agent shall apply a Reserve to the Revolving Loan Credit Limit in an amount equal to the following (“2020 Convertible Note Reserve”):

Period	Reserve Amount Equal To:
September 15, 2024 through December 14, 2024	[***] of the amount needed to fully retire the outstanding 2020 Convertible Notes
December 15, 2024 through March 14, 2025	[***] of the amount needed to fully retire the outstanding 2020 Convertible Notes
March 15, 2025 through June 14, 2025	[***] of the amount needed to fully retire the outstanding 2020 Convertible Notes
June 15, 2025 and thereafter	[***] of the amount needed to fully retire the outstanding 2020 Convertible Notes
Notwithstanding the foregoing, the 2020 Convertible Note Reserve may be reduced by the amount of Borrower’s Liquidity, as of such date.
As used herein, “2020 Convertible Note Reserve Period” means the period commencing on September 15, 2024, through the earlier to occur of (a) the repayment in full of the 2020 Convertible Notes (subject to the satisfaction of any conditions to repayment imposed by this Agreement), and (b) the maturity date thereof.
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2
As used herein, “Liquidity” means, on any date, (i) unrestricted cash and cash equivalents maintained with Lender or Lender’s Affiliates at such date, minus (ii) the unrestricted cash needed to satisfy the Minimum Cash financial covenant set forth in Section 5 of the Schedule below, plus (ii) Loans available hereunder on such date.
5.Modified Interest Rate. The portion of Section 2 of the Schedule to Loan and Security Agreement entitled “Revolving Loans” is hereby amended and restated in its entirety to read as follows:
Revolving
Loans:    The Revolving Loans shall bear interest at a rate per annum, equal to the sum of (a) Prime Rate in effect from time to time, plus (b) 0.125%.
6.Added 17th Amendment Success Fee. The following 17th Amendment Success Fee is hereby added to Section 3 of the Schedule to Loan and Security Agreement immediately following the provision regarding the 6th Amendment Success Fee, and the 17th Amendment Success Fee shall read as follows:
17th Amendment
Success Fee:    In the event Borrower realizes Billings of [***] or more during any twelve-month period ending at the end of any month after the date of the Seventeenth Amendment, Borrower shall pay Agent for the benefit of the Lenders a one-time success fee (the “Success Fee”) in the amount of [***] within 30 days after the end of such month.

7.Modified Maturity Date. Section 4 of the Schedule to Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:
4. MATURITY DATE
(Section 6.1):    July 31, 2026.
8.Modified Minimum Cumulative Adjusted EBITDA Financial Covenant. The Minimum Cumulative Adjusted EBITDA financial covenant set forth in Section 5 of the Schedule to Loan and Security Agreement is hereby amended and restated in its entirety to read as follows:
Minimum Cumulative
Adjusted EBTIDA:    Borrower shall maintain a cumulative minimum Adjusted EBITDA of not less than the following amounts during the following periods:

    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2

Period Ended
Minimum Cumulative Adjusted EBITDA
(000s omitted)
“( )” denotes negative Adjusted EBTIDA, in which case Minimum Cumulative Adjusted EBITDA cannot exceed (i.e., be more negative than) the negative amounts set forth below

6-months ending June 30, 2024	[***]
9-months ending September 30, 2024	[***]
12-months ending December 31, 2024	[***]
    As used herein “Adjusted EBITDA” shall mean, for any applicable period, (a) EBITDA for such period, determined in accordance with GAAP; plus, (b) other fees, costs and expenses permitted by the Agent on a case-by-case basis, minus (c) capitalized software development expenses.
“EBITDA” means with respect to any fiscal period, on a consolidated basis, an amount equal to the earnings of Borrower and its Subsidiaries before the sum of (a) tax, plus (b) depreciation and amortization, plus (c) interest, plus (d) non-cash expenses and charges, including, without limitation, any non-cash stock compensation expenses.
9.Modified Reporting Requirements. Each of the reporting requirements set forth in Section 6 of the Schedule to Loan and Security Agreement is hereby modified to provide that such required reporting will be of Parent and its Subsidiaries (on a consolidated and consolidating basis).
10.Added Covenant Regarding Amended and Restated Loan Agreement. A new subclause (i) is hereby added at the end of Section 8 of the Schedule to Loan and Security Agreement which shall read as follows:
(i)Amended and Restated Loan Agreement. Within 30 days after the date of the Seventeenth Amendment, Borrower shall provide Agent for the benefit of Agent and Lenders with a duly executed Amended and Restated Loan and Security Agreement, in form and substance satisfactory to Agent and Lender, along with such other Loan Documents as Agent and Lender may require in connection therewith. Borrower’s failure to deliver such amended and restated loan agreement to Agent as provided for above shall constitute an immediate Event of Default hereunder.
11.Added Covenant Regarding Opinions of Counsel. A new subclause (j) is hereby added at the end of Section 8 of the Schedule to Loan and Security Agreement which shall read as follows:
(j)    Opinions of Counsel. Within 30 days after the date of the Seventeenth Amendment, and in conjunction with the Amended and Restated Loan and Security Agreement to be entered into among Borrower, Agent and Lenders and
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2
the transaction evidenced thereby, Agent shall have received a legal opinion from _____________, counsel to the Loan Parties, addressed to the Agent for the benefit of the Agent and the Lenders, and in form and substance reasonably satisfactory to the Agent. Borrower’s failure to cause such legal opinion to be delivered to Agent as provided for above shall constitute an immediate Event of Default hereunder. Without limiting the generality of the foregoing, such legal opinion shall opine as to, among other things, (i) Borrower being duly organized, validly existing, and in good standing under the laws of its state of organization and having all requisite legal power and authority to enter into and perform under the Loan Documents, (ii) Borrower being duly qualified to own and operate its properties and assets and to carry on its businesses as they are currently being conducted and as they are contemplated to be conducted pursuant to the terms of the Loan Documents, and being in good standing in each jurisdiction where the conduct of its businesses or the ownership or operation of its properties and assets makes such qualification necessary, (iii) the Loan Documents, to the extent Borrower is a party thereto, having been duly authorized by all necessary corporate or limited liability company action (as the case may be) on the part of Borrower, under the laws of its state of organization, and have been duly executed and delivered by Borrower, (iv) the Loan Documents, to the extent Borrower is a party thereto, constituting the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency and other similar laws affecting creditors generally, (v) the execution, delivery, and performance of the Loan Documents by Borrower, to the extent it is a party thereto, the compliance with the terms and conditions thereof, and the consummation of the transactions contemplated thereby, do not and will not conflict with, result in a breach of, or constitute a default under (a) any statute, rule, or regulation applicable to Borrower; (b) the certificate of incorporation or operating agreement (as the case may be) of Borrower or its other organizational documents; or (c) to the best of such counsel’s knowledge, any material agreement to which Borrower is a party or by which it or its assets are bound, or any order, judgment, or decree which is binding on Borrower and (vi) to the best of such counsel’s knowledge, there are no actions, suits, proceedings, or investigations pending or threatened against Borrower. The foregoing list does not constitute an exclusive list, and there may be other matters upon which Agent will request the counsel to provide an opinion.
12.Facility Fee. In consideration for Agent and Lenders entering into this Amendment, Borrower shall concurrently pay to Agent for the benefit of Lenders a fee in the amount of [***] which shall be non-refundable and in addition to all interest and other fees payable to Agent for benefit of Lenders under the Loan Documents. Agent is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Agent.
13.Legal Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Lender for all its documented costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment.
14.Representations True. Borrower represents and warrants to Agent and Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except as to representations and warranties that relate to a different date, in which case said representations and warranties continue to be true in all material respects as of said date and those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects.
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2
15.General Release. In consideration for Agent and Lenders entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Agent, Lenders, and their successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment arising under or in any way related to the Loan Agreement, this Amendment or any other Loan Document or any of the transactions contemplated herein or therein (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Agent and Lenders against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lenders’ choice and costs, which Lenders may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.
16.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Agent.
17.Applicable law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT INCLUDING AND GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT ANY SUCH OTHER LOAN DOCUMENT EXPRESSLY SELECTS THE LAW OF ANOTHER JURISDICTION AS GOVERNING LAW THEREOF, IN WHICH CASE THE LAW OF SUCH OTHER JURISDICTION SHALL GOVERN.
18.Consent to Jurisdiction. The provisions of Section 9.21 of the Loan Agreement titled: “Consent to Jurisdiction” shall apply to this Amendment, and the terms thereof are incorporated herein by this reference.
19.General Provisions. Borrower (including Converted Entity) hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lenders and Borrower, and the other written documents and agreements between Agent, Lenders and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lenders on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.2
20.Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.
    Certain information has been excluded from this agreement (indicated by “[***]”) because such information (i) is not material and (ii) would be competitively harmful if publicly disclosed.

Borrower: CARDLYTICS, INC. By:___/s/ Nick Lynton____________ Name: Nick Lynton Title: Chief Legal and Privacy Officer	Agent and Lender: BANC OF CALIFORNIA By:_/s/ Samantha Mertzel____________ Name: Samantha Mertzel Title: Senior Vice President
Borrower: DOSH HOLDINGS LLC By:___/s/ Nick Lynton____________ Name: Nick Lynton Title: Manager
Borrower: AFIN INTERMEDIATE HOLDINGS INC. By:___/s/ Nick Lynton____________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: AFIN HOLDINGS INC. By:___/s/ Nick Lynton____________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: HSP EPI ACQUISITION, LLC By:___/s/ Nick Lynton____________ Name: Nick Lynton Title: Manager and President

[Signature Page—Seventeenth Amendment to Loan and Security Agreement]